MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Supplement dated October 31, 2013 to the McDonnell Intermediate Municipal Bond Fund Prospectus dated May 1, 2013, as may be revised and supplemented from time to time.

Effective immediately, the following pages are inserted under the section “Financial Performance”:

Prior Performance of Subadviser’s Similarly Managed Accounts

The Fund is recently organized and does not have a performance record of its own. The following table sets forth historical performance information for the institutional accounts managed by McDonnell (the “Composite”) that have substantially similar investment objectives, policies, strategies, risks and investment restrictions as the Fund.

The Composite data is provided to illustrate the past performance of McDonnell in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The accounts in the Composite are separate and distinct from the Fund; its performance is not intended as a substitute for the Fund’s performance and should not be considered a prediction of the future performance of the Fund or of McDonnell.

The Composite’s returns were calculated on a total return basis, include all dividends and interest, accrued income and realized and unrealized gains and losses, and assume the reinvestment of earnings. All returns reflect the deduction of brokerage commissions and execution costs paid by the institutional private accounts, without provision for federal or state income taxes. “Net of Fees” figures also reflect the deduction of investment advisory fees. Custodial fees, if any, were not included in the calculation. The Composite includes all actual discretionary institutional accounts with minimum assets of $5 million managed by McDonnell for at least two full months that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The Composite may include both tax-exempt and taxable accounts.

Securities transactions are accounted for on trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Monthly returns of the Composite combine the individual accounts’ returns (calculated on a time-weighted rate of return basis that is revalued daily) by asset-weighting each account’s asset value as of the beginning of the month. Annual returns are calculated by geometrically linking the monthly returns. Investors should be aware that the performance information shown below was calculated differently than the methodology mandated by the SEC for registered investment companies.

The institutional accounts that are included in the Composite may be subject to lower expenses than the Fund and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite may have been less favorable had it been subject to the same expenses as the Fund or had it been regulated as an investment company under the federal securities laws.

The returns set forth below may not be representative of the results that may be achieved by the Fund in the future, in part because the past results are not necessarily indicative of future results. In addition, the results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions, market conditions and other factors. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

The table below shows the annual total returns for the Composite, and a broad-based securities market index for periods ended September 30, 2013.

McDonnell’s Prior Performance of Similar Accounts Relating to the Fund

Average Annual Total Returns (for the periods ended September 30, 2013)	Past 1 Year	Past 5 Years	Since Inception (September 1, 2005)
McDonnell 3-15 Year National Municipal Composite (Net of Fees)	-1.46%	5.08%	4.09%
McDonnell 3-15 Year National Municipal Composite (Gross of Fees)	-1.06%	5.50%	4.50%
Barclays 3-15 Year Blend Municipal Bond Index	-1.12%	5.67%	4.48%